UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 27, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004 providing for the issuance of GSAMP
Trust 2004-SD1 Mortgage Pass-Through Certificates, Series 2004-SD1)
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(Exact name of registrant as specified in its charter)


           Delaware                333-100818-47              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution
reported  to  the  holders  of  GSAMP  Trust  2004-SD1  Mortgage   Pass-Through
Certificates, Series 2004-SD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee.

     On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SD1
Mortgage Pass-Through Certificates, Series 2004-SD1
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: December 31, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004




                             GSAMP Trust 2004-SD1
                         Statement to Certificateholders
                                 December 27, 2004

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                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1      59,000,000.00     46,139,879.09      3,538,879.70     103,699.38      3,642,579.08      0.00         0.00     42,600,999.39
A2      24,132,000.00     18,871,992.57      1,447,461.78      41,114.73      1,488,576.51      0.00         0.00     17,424,530.79
A3      16,089,000.00     12,582,110.41        965,034.50      29,578.44        994,612.94      0.00         0.00     11,617,075.91
A4      43,000,000.00     29,890,995.12      2,292,607.56      66,665.22      2,359,272.78      0.00         0.00     27,598,387.56
A5      43,000,000.00     37,363,743.90      2,865,759.45      84,618.50      2,950,377.95      0.00         0.00     34,497,984.45
M1      27,210,000.00     27,210,000.00              0.00      67,949.42         67,949.42      0.00         0.00     27,210,000.00
M2      14,321,000.00     14,321,000.00              0.00      46,614.86         46,614.86      0.00         0.00     14,321,000.00
B1       4,774,000.00      4,774,000.00              0.00      21,294.69         21,294.69      0.00         0.00      4,774,000.00
B2       3,580,000.00      3,580,000.00              0.00      19,051.57         19,051.57      0.00         0.00      3,580,000.00
B3       3,581,000.00      3,581,000.00              0.00      19,056.89         19,056.89      0.00         0.00      3,581,000.00
P              100.00            100.00              0.00     130,666.01        130,666.01      0.00         0.00            100.00
R              100.00            100.00              0.00           0.00              0.00      0.00         0.00            100.00
TOTALS 238,687,200.00    198,314,921.09     11,109,742.99     630,309.71     11,740,052.70      0.00         0.00    187,205,178.10

X      238,687,302.97    201,980,184.54              0.00           0.00              0.00      0.00         0.00    191,586,273.12
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Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
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                                                                                                                    Current
                         Beginning                                                     Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total           Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1       36242DAS2     782.03184898     59.98101186     1.75761661     61.73862847       722.05083712      A1         2.610000 %
A2       36242DAT0     782.03184858     59.98101193     1.70374316     61.68475510       722.05083665      A2         2.530000 %
A3       36242DAU7     782.03184847     59.98101187     1.83842625     61.81943813       722.05083660      A3         2.730000 %
A4       36242DAV5     695.13942140     53.31645488     1.55035395     54.86680884       641.82296651      A4         2.590000 %
A5       36242DAW3     868.92427674     66.64556860     1.96787209     68.61344070       802.27870814      A5         2.630000 %
M1       36242DAX1   1,000.00000000      0.00000000     2.49722234      2.49722234     1,000.00000000      M1         2.900000 %
M2       36242DAY9   1,000.00000000      0.00000000     3.25500035      3.25500035     1,000.00000000      M2         3.780000 %
B1       36242DAZ6   1,000.00000000      0.00000000     4.46055509      4.46055509     1,000.00000000      B1         5.180000 %
B2       36242DBA0   1,000.00000000      0.00000000     5.32166760      5.32166760     1,000.00000000      B2         6.180000 %
B3       36242DBB8   1,000.00000000      0.00000000     5.32166713      5.32166713     1,000.00000000      B3         6.180000 %
P        36242DBD4   1,000.00000000      0.00000000     ##########      ##########     1,000.00000000      P          0.000000 %
R        36242DBE2   1,000.00000000      0.00000000     0.00000000      0.00000000     1,000.00000000      R          0.000000 %
TOTALS                 830.85695877     46.54519802     2.64073528     49.18593331       784.31176075

X        36242DBC6     846.21252168      0.00000000     0.00000000      0.00000000       802.66637871      X          0.000000 %
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If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                    ---------------------------------------

Sec. 4.02(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                      178,005.47
                                        Principal Prepayment Amount                                                  10,213,343.60

Sec. 4.02(i)    Principal Prepayments

                                                              Payoffs in Full                                        10,211,218.51
                                                              Partial Principal Prepayments                               4,687.44
                                                              Liquidation Proceeds                                            0.00
Sec. 4.02(ii)   Interest Allocation
                                        Total                                                                           630,309.71
                                                              Unpaid Interest Paid                                            0.00
                                                              Unpaid Interest Remaining                                       0.00
                                                              Basis Carry Forward Amount                                      0.00
                                                              Basis Carry Forward Amount Paid                                 0.00

Sec. 4.02(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class A2
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class A3
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class A4
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class A5
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class M1
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class M2
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class B1
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class B2
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

                                        Class B3
                                                              Interest Shortfall                                              0.00
                                                              Principal Shortfall                                             0.00

Sec. 4.02(v)    Ending Pool Stated Principal Balance                                                                191,586,273.12

Sec. 4.02(vi)   Servicing Fees Paid                                                                                      83,913.35
Sec. 4.02(vi)   Master Servicing Fees Paid                                                                                2,524.75

Sec. 4.02(viii) Advances                                                                                                      0.00
                                        Current Period Advances                                                               0.00
                                        Outstanding Advances                                                                  0.00

Sec. 4.02(ix,xii)
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                               Group 1
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-30 days                 952           140,702,606.60                 73.44 %
                                              31-60 days                130            17,511,664.35                  9.14 %
                                              61-90 days                 42             4,587,397.26                  2.39 %
                                              91+days                    60             4,067,739.14                  2.12 %
                                               Total                  1,184           166,869,407.35                 87.09 %

                                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %

                                        Market Value of REO Loans                                                             0.00

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure



                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  138           21,361,336.24                 11.15 %




GSAMP Trust 2004-SD1
                                                                                   December 27 2004
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   32            3,355,529.53                  1.75 %

Sec. 4.02(x)    12 Month Scheduled Payments
                         1st Preceding Month
                                               Scheduled Monthly Payments on all Loans                                 1,558,079.82
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                    241,179.28

                         2nd Preceding Month
                                               Scheduled Monthly Payments on all Loans                                 1,629,895.27
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                    208,506.64

                         3rd Preceding Month
                                               Scheduled Monthly Payments on all Loans                                 1,688,537.51
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                    157,665.03

                         4th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         5th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         6th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         7th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         8th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         9th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         10th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         11th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

                         12th Preceding Month
                                               Scheduled Monthly Payments on all Loans                                         0.00
                                               Scheduled Monthly Payments on 60+ Day Delinquent Loans                          0.00

Sec. 4.02(xi)   REO Loans                                                                                                     0.00

                                                                                                                               NO
Sec. 4.02(xiii) Trigger Event
Sec. 4.02(xiii) Balance of all 60+ Day Delinquent Loans                                                             46,815,927.38

Sec. 4.02(xiv)  Excess Reserve Fund Account Balance                                                                          0.00

Sec. 4.02(xv)   Realized Losses
                                        Current Losses                                                                   2,562.35
                                        Cumulative Losses                                                                    0.00

Sec. 4.02(xvi)  Net Monthly Excess Cashflow                                                                                  0.00
                                        Applied Realized Losses Paid                                                         0.00
                                        Unpaid Interest Amounts Paid                                                         0.00

Sec. 4.02(xvii) Overcollateralization
                                        Overcollateralization Amount                                                 4,381,095.02
                                        Specified Overcollateralization Amount                                      11,815,021.50


Sec. 4.02(xxi)  Subsequent Recoveries                                                                                        0.00

REO Not Advanced                                                                                                         9,444.94


                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
